Exhibit 99.1

CLAYTON WILLIAMS ENERGY REVISED SECOND QUARTER
AND SIX MONTHS 2016 GAAP NET LOSS

Midland, Texas, August 5, 2016 (BUSINESS WIRE) - Clayton Williams Energy, Inc. (the “Company”) (NYSE: CWEI) announced revised GAAP net losses for the three months and six months ended June 30, 2016 to account for a change in tax expense associated with charges related to fair value of common stock warrants.

The Company revised its estimated annualized effective income tax rate from a benefit of 35.1% to a benefit of 30.8% of pre-tax loss for the six months ended June 30, 2016.  The change in estimated tax rate was made to give effect to the treatment of $31.6 million of cumulative loss on change in fair value of common stock warrants as a permanent difference.

As revised, GAAP net loss for the three months and six months ended June 30, 2016 were $80.9 million ($6.65 per basic and diluted share) and $116.2 million ($9.55 per basic and diluted share), respectively.  Adjusted net loss (non-GAAP) for the three months and six months ended June 30, 2016 were revised to $37.6 million ($3.09 per basic and diluted share) and $69.2 million ($5.69 per basic and diluted share). See accompanying tables for updated consolidated statements of operations, consolidated balance sheet and consolidated statements of cash flows as of and for the periods ended June 30, 2016, along with related computations of non-GAAP measures for adjusted net loss and EBITDAX and reconciliations of such non-GAAP measures to the applicable GAAP measures.

Clayton Williams Energy, Inc. is an independent energy company located in Midland, Texas.

This release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934.  All statements, other than statements of historical or current facts, that address activities, events, outcomes and other matters that we plan, expect, intend, assume, believe, budget, predict, forecast, project, estimate or anticipate (and other similar expressions) will, should or may occur in the future are forward-looking statements.  These forward-looking statements are based on management's current belief, based on currently available information, as to the outcome and timing of future events.  The Company cautions that its future natural gas and liquids production, revenues, cash flows, liquidity, plans for future operations, expenses, outlook for oil and natural gas prices, timing of capital expenditures and other forward-looking statements are subject to all of the risks and uncertainties, many of which are beyond our control, incident to the exploration for and development, production and marketing of oil and gas.

These risks include, but are not limited to, the possibility of unsuccessful exploration and development drilling activities, our ability to replace and sustain production, commodity price volatility, domestic and worldwide economic conditions, the availability of capital on economic terms to fund our capital expenditures and acquisitions, our level of indebtedness, the impact of the current economic recession on our business operations, financial condition and ability to raise capital, declines in the value of our oil and gas properties resulting in a decrease in our borrowing base under our credit facility and impairments, the ability of financial counterparties to perform or fulfill their obligations under existing agreements, the uncertainty inherent in estimating proved oil and gas reserves and in projecting future rates of production and timing of development expenditures, drilling and other operating risks, lack of availability of goods and services, regulatory and environmental risks associated with drilling and production activities, the adverse effects of changes in applicable tax, environmental and other regulatory legislation, and other risks and uncertainties are described in the Company's filings with the Securities and Exchange Commission.  The Company undertakes no obligation to publicly update or revise any forward-looking statements.

Contact:

Patti Hollums                    Michael L. Pollard
Director of Investor Relations            Chief Financial Officer
(432) 688-3419                    (432) 688-3029
e-mail: cwei@claytonwilliams.com
website: www.claytonwilliams.com

TABLES AND SUPPLEMENTAL INFORMATION FOLLOW

CLAYTON WILLIAMS ENERGY, INC. CONSOLIDATED STATEMENTS OF OPERATIONS (Unaudited) (In thousands, except per share)

	Three Months Ended June 30,		Six Months Ended June 30,
	2016	2015	2016	2015
REVENUES
Oil and gas sales	$41,055	$68,662	$69,881	$127,232
Midstream services	1,072	1,603	2,359	3,214
Drilling rig services	—	—	—	23
Other operating revenues	68	2,966	269	6,904
Total revenues	42,195	73,231	72,509	137,373

COSTS AND EXPENSES
Production	19,230	23,093	36,384	46,523
Exploration:
Abandonments and impairments	34	2,508	1,024	4,131
Seismic and other	318	105	429	971
Midstream services	833	534	1,169	933
Drilling rig services	1,197	1,620	2,466	3,496
Depreciation, depletion and amortization	38,178	42,121	76,791	84,775
Impairment of property and equipment	—	—	2,347	2,531
Accretion of asset retirement obligations	1,041	977	2,070	1,935
General and administrative	13,565	11,328	17,456	20,471
Other operating expenses	1,364	2,003	2,515	2,847
Total costs and expenses	75,760	84,289	142,651	168,613
Operating loss	(33,565)	(11,058)	(70,142)	(31,240)

OTHER INCOME (EXPENSE)
Interest expense	(26,557)	(13,609)	(43,644)	(26,886)
Loss on change in fair value of common stock warrants	(37,910)	—	(31,605)	—
Loss on commodity derivatives	(15,953)	(12,300)	(15,327)	(7,668)
Impairment of investment and other	372	871	(7,199)	1,564
Total other income (expense)	(80,048)	(25,038)	(97,775)	(32,990)
Loss before income taxes	(113,613)	(36,096)	(167,917)	(64,230)
Income tax benefit	32,676	12,764	51,719	22,666
NET LOSS	$(80,937)	$(23,332)	$(116,198)	$(41,564)

Net loss per common share:
Basic	$(6.65)	$(1.92)	$(9.55)	$(3.42)
Diluted	$(6.65)	$(1.92)	$(9.55)	$(3.42)
Weighted average common shares outstanding:
Basic	12,170	12,170	12,170	12,170
Diluted	12,170	12,170	12,170	12,170

CLAYTON WILLIAMS ENERGY, INC. CONSOLIDATED BALANCE SHEETS (In thousands) ASSETS

	June 30,	December 31,
	2016	2015
CURRENT ASSETS	(Unaudited)

Cash and cash equivalents	$63,627	$7,780
Investments - certificates of deposit and commercial paper	93,951	—
Accounts receivable:
Oil and gas sales	16,804	16,660
Joint interest and other, net	3,112	3,661
Affiliates	238	260
Inventory	27,735	31,455
Deferred income taxes	9,280	6,526
Fair value of commodity derivatives	218	—
Prepaids and other	2,574	2,463
	217,539	68,805
PROPERTY AND EQUIPMENT
Oil and gas properties, successful efforts method	2,615,105	2,585,502
Pipelines and other midstream facilities	61,323	60,120
Contract drilling equipment	123,917	123,876
Other	19,176	19,371
	2,819,521	2,788,869
Less accumulated depreciation, depletion and amortization	(1,656,134)	(1,587,585)
Property and equipment, net	1,163,387	1,201,284

OTHER ASSETS
Fair value of commodity derivatives	324	—
Investments and other	7,041	17,331
	7,365	17,331
	$1,388,291	$1,287,420

LIABILITIES AND STOCKHOLDERS' EQUITY
CURRENT LIABILITIES
Accounts payable:
Trade	$25,537	$29,197
Oil and gas sales	17,816	19,490
Affiliates	195	383
Fair value of commodity derivatives	13,387	—
Accrued liabilities and other	16,635	16,669
	73,570	65,739
NON-CURRENT LIABILITIES
Long-term debt	930,129	742,410
Deferred income taxes	60,031	108,996
Fair value of commodity derivatives	2,458	—
Fair value of common stock warrants	48,368	—
Asset retirement obligations	61,482	48,728
Accrued compensation under non-equity award plans	23,870	16,254
Deferred revenue from volumetric production payment and other	4,983	5,695
	1,131,321	922,083
STOCKHOLDERS’ EQUITY
Preferred stock, par value $.10 per share	—	—
Common stock, par value $.10 per share	1,216	1,216
Additional paid-in capital	152,686	152,686
Retained earnings	29,498	145,696
Total stockholders' equity	183,400	299,598
	$1,388,291	$1,287,420

CLAYTON WILLIAMS ENERGY, INC. CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS (Unaudited) (In thousands)

	Three Months Ended June 30,		Six Months Ended June 30,
	2016	2015	2016	2015
CASH FLOWS FROM OPERATING ACTIVITIES
Net loss	$(80,937)	$(23,332)	$(116,198)	$(41,564)
Adjustments to reconcile net loss to cash provided by (used in) operating activities:
Depreciation, depletion and amortization	38,178	42,121	76,791	84,775
Impairment of property and equipment	—	—	2,347	2,531
Abandonments and impairments	34	2,508	1,024	4,131
(Gain) loss on sales of assets and impairment of inventory, net	1,255	(1,178)	1,963	(4,249)
Deferred income tax benefit	(32,676)	(12,764)	(51,719)	(22,666)
Non-cash employee compensation	8,936	5,770	7,868	7,084
Loss on commodity derivatives	15,953	12,300	15,327	7,668
Cash settlements of commodity derivatives	(2,906)	(1,767)	(24)	(1,767)
Accretion of asset retirement obligations	1,041	977	2,070	1,935
Amortization of debt issue costs and original issue discount	1,572	748	3,953	1,495
Loss on change in fair value of common stock warrants	37,910	—	31,605	—
Amortization of deferred revenue from volumetric production payment	(437)	(1,723)	(639)	(3,501)
Paid in-kind interest expense	13,271	—	13,271	—
Impairment of investment and other	149	(94)	8,381	404
Changes in operating working capital:
Accounts receivable	(4,176)	(1,528)	427	21,027
Accounts payable	(704)	(33)	(11,356)	(26,211)
Other	(13,091)	(13,469)	(1,197)	(2,472)
Net cash provided by (used in) operating activities	(16,628)	8,536	(16,106)	28,620
CASH FLOWS FROM INVESTING ACTIVITIES
Additions to property and equipment	(14,734)	(35,730)	(28,974)	(125,267)
Purchase of certificates of deposit and commercial paper	(93,951)	—	(93,951)	—
Proceeds from sales of assets	3,796	27,745	5,176	32,740
Decrease (increase) in equipment inventory	263	(680)	477	1,027
Proceeds from volumetric production payment and other	(6)	232	132	498
Net cash used in investing activities	(104,632)	(8,433)	(117,140)	(91,002)
CASH FLOWS FROM FINANCING ACTIVITIES
Proceeds from long-term debt	—	—	343,237	42,000
Proceeds from issuance of common stock warrants	—	—	16,763	—
Repayments of long-term debt	—	—	(160,000)	—
Payment of debt issuance costs	(4)	—	(10,907)	—
Net cash provided by (used in) financing activities	(4)	—	189,093	42,000
NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	(121,264)	103	55,847	(20,382)
CASH AND CASH EQUIVALENTS
Beginning of period	184,891	7,531	7,780	28,016
End of period	$63,627	$7,634	$63,627	$7,634

CLAYTON WILLIAMS ENERGY, INC.
COMPUTATION OF ADJUSTED NET LOSS (NON-GAAP)
(Unaudited)
(In thousands, except per share)

Adjusted net loss is presented as a supplemental non-GAAP financial measure because of its wide acceptance by financial analysts, investors, debt holders, banks, rating agencies and other financial statement users as a tool for operating trends analysis and industry comparisons. Adjusted net loss is not an alternative to net loss presented in conformity with GAAP.

The Company defines adjusted net loss as net loss before changes in fair value of commodity derivatives and common stock warrants, abandonments and impairments, impairments of property and equipment, net (gain) loss on sales of assets and impairment of inventory, amortization of deferred revenue from volumetric production payment, impairment of investments, certain non-cash and unusual items and the impact on taxes of the adjustments for each period presented.

The following table is a reconciliation of net loss (GAAP) to adjusted net loss (non-GAAP):

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2016	2015	2016	2015
Net loss	$(80,937)	$(23,332)	$(116,198)	$(41,564)
Loss on commodity derivatives	15,953	12,300	15,327	7,668
Cash settlements of commodity derivatives	(2,906)	(1,767)	(24)	(1,767)
Loss on change in fair value of common stock warrants	37,910	—	31,605	—
Abandonments and impairments	34	2,508	1,024	4,131
Impairment of property and equipment	—	—	2,347	2,531
Net (gain) loss on sales of assets and impairment of inventory	1,255	(1,178)	1,963	(4,249)
Amortization of deferred revenue from volumetric production payment	(437)	(1,723)	(639)	(3,501)
Non-cash employee compensation	8,936	5,770	7,868	7,084
Impairment of investment and other	149	(94)	8,381	404
Tax impact (a)	(17,537)	(5,599)	(20,898)	(4,342)
Adjusted net loss	$(37,580)	$(13,115)	$(69,244)	$(33,605)

Adjusted earnings per share:
Diluted	$(3.09)	$(1.08)	$(5.69)	$(2.76)

Weighted average common shares outstanding:
Diluted	12,170	12,170	12,170	12,170

Effective tax rates	28.8%	35.4%	30.8%	35.3%
_______

(a)	The tax impact is computed utilizing the Company’s effective tax rate on the adjustments for each period presented.

CLAYTON WILLIAMS ENERGY, INC. COMPUTATION OF EBITDAX (NON-GAAP) (Unaudited) (In thousands)

EBITDAX is presented as a supplemental non-GAAP financial measure because of its wide acceptance by financial analysts, investors, debt holders, banks, rating agencies and other financial statement users as an indication of an entity's ability to meet its debt service obligations and to internally fund its exploration and development activities. EBITDAX is not an alternative to net loss or cash flow from operating activities, or any other measure of financial performance presented in conformity with GAAP.

The Company defines EBITDAX as net loss before interest expense, income taxes, exploration costs, net (gain) loss on sales of assets and impairment of inventory, and all non-cash items in the Company's statements of operations, including depreciation, depletion and amortization, impairment of property and equipment, accretion of asset retirement obligations, amortization of deferred revenue from volumetric production payment, certain employee compensation, changes in fair value of commodity derivatives and common stock warrants, impairment of investments and certain non-cash and unusual items.

The following table reconciles net loss to EBITDAX:

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2016	2015	2016	2015
Net loss	$(80,937)	$(23,332)	$(116,198)	$(41,564)
Interest expense	26,557	13,609	43,644	26,886
Income tax benefit	(32,676)	(12,764)	(51,719)	(22,666)
Exploration:
Abandonments and impairments	34	2,508	1,024	4,131
Seismic and other	318	105	429	971
Net (gain) loss on sales of assets and impairment of inventory	1,255	(1,178)	1,963	(4,249)
Depreciation, depletion and amortization	38,178	42,121	76,791	84,775
Impairment of property and equipment	—	—	2,347	2,531
Accretion of asset retirement obligations	1,041	977	2,070	1,935
Amortization of deferred revenue from volumetric production payment	(437)	(1,723)	(639)	(3,501)
Non-cash employee compensation	8,936	5,770	7,868	7,084
Loss on commodity derivatives	15,953	12,300	15,327	7,668
Cash settlements of commodity derivatives	(2,906)	(1,767)	(24)	(1,767)
Loss on change in fair value of common stock warrants	37,910	—	31,605	—
Impairment of investment and other	149	(94)	8,381	404
EBITDAX	$13,375	$36,532	$22,869	$62,638

The following table reconciles net cash provided by (used in) operating activities to EBITDAX:

Net cash provided by (used in) operating activities	$(16,628)	$8,536	$(16,106)	$28,620
Changes in operating working capital	17,971	15,030	12,126	7,656
Seismic and other	318	105	429	971
Cash interest expense	11,714	12,861	26,420	25,391
	$13,375	$36,532	$22,869	$62,638